SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 22, 1999

                      TRANS WORLD ENTERTAINMENT CORPORATION
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             (Exact name of registrant as specified in its charter)


New York                                  0-14818                14-1541629
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(State or other jurisdiction            (Commission           (I.R.S. Employer
of incorporation)                       File Number)         dentification No.)


38 Corporate Circle, Albany, New York                              12203
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(Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number, including area code: (518) 452-1242

                                      None
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         (Former name or former address, if changed since last report.)


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Item 2. Acquisition or Disposition of Assets.

     On April 22, 1999, the registrant, Trans World Entertainment Corporation, a New York corporation, acquired Camelot Music Holdings, Inc., a Delaware corporation, pursuant to the merger of CAQ Corporation, a Delaware corporation and wholly owned subsidiary of Trans World, with and into Camelot. The merger was effected pursuant to an Agreement and Plan of Merger, dated as of October 26, 1998, by and among Trans World, CAQ and Camelot. Upon completion of the merger, Camelot became a wholly owned subsidiary of Trans World.

     In the merger, each share of common stock, par value $.01 per share, of Camelot was converted into the right to receive 1.90 shares of common stock, par value $.01 per share, of Trans World. In addition, options and other rights to acquire Camelot common stock outstanding immediately prior to the completion of the merger, whether or not then exercisable, were converted into fully vested and exercisable options and other rights to acquire Trans World common stock on the terms set forth in the merger agreement. As a result, Trans World will issue approximately 20.7 million shares of its common stock in the aggregate in connection with the merger.

     For additional information regarding the merger, we refer you to the joint proxy statement/prospectus dated March 29, 1999 filed as a part of Trans World's Registration Statement on Form S-4, No. 333-75231, filed on March 29, 1999, as amended by Amendment No. 1 on Form S-4/A filed on March 30, 1999, which is incorporated by reference in this report. We also refer you to Trans World's press release announcing the completion of the merger. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated by reference in this report.

Item 5. Other Events.

     At a special meeting held on April 22, 1999, the stockholders of Trans World approved a proposal to amend Trans World's certificate of incorporation to increase the number of authorized shares of Trans World common stock from 50,000,000 to 200,000,000 and authorized the issuance of up to 20,685,608 shares of Trans World common stock in connection with the merger. In addition, the stockholders of Trans World approved a proposal to amend Trans World's certificate of incorporation to adopt a classified board of directors and elected two new directors to the board, effective upon completion of the merger.

     For additional information, we refer you to the joint proxy statement/prospectus dated March 29, 1999 filed as a part of Trans World's Registration Statement on Form S-4, No. 333-75231, filed on March 29, 1999, as amended by Amendment No. 1 on Form S-4/A filed on March 30, 1999, which is incorporated by reference in this report. We also refer you to Trans World's press release announcing the



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

completion of the merger. A copy of the press release is attached as Exhibit
99.1 to this report and is incorporated by reference in this report.

Item 7. Financial Statements and Exhibits.

     (a) Financial statements of businesses acquired. The financial statements required by this item are not included in this report. The financial statements will be filed by amendment within 75 days after April 22, 1999.

     (b) Pro forma financial information. The pro forma financial information required by this item is not included in this report. The pro forma financial information will be filed by amendment within 75 days after April 22, 1999.

     (c) Exhibits. The following exhibits are filed as part of this report and incorporated by reference in this report:

  Exhibit
    No.                      Description
    ---                      -----------

     2 Agreement and Plan of Merger, dated as of October 26, 1998, by and among Trans World Entertainment Corporation, CAQ Corporation and Camelot Music Holdings, Inc. -- incorporated by reference to Exhibit
          2.1 to Trans World's Registration Statement on Form S-4, No. 333-75231, as filed on March 29, 1999, as amended by Amendment No. 1 on Form S-4/A as filed on March 30, 1999.

     4.1  Restated Certificate of Incorporation -- incorporated by reference to
          Exhibit 3.1 to Trans World's Annual Report on Form 10-K for the fiscal year ended January 29, 1994. Commission File No. 0-14818.

     4.2 Certificate of Amendment to the Certificate of Incorporation -- incorporated by reference to Exhibit 3.1 to Trans World's Quarterly Report on Form 10-Q for the fiscal quarter ended October 29, 1994. Commission File No. 0-14818.

     4.3 Certificate of Amendment to the Certificate of Incorporation -- incorporated by reference to Exhibit 3.4 to Trans World's Annual Report on Form 10-K for the fiscal year ended January 31, 1998. Commission File No. 0-14818.

     4.5  Certificate of Amendment to the Certificate of Incorporation.

     99.1 Press Release dated April 22, 1999.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 TRANS WORLD ENTERTAINMENT CORPORATION



Date:  April 22, 1999                        /s/ JOHN J. SULLIVAN
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                                               John J. Sullivan
                                       Senior Vice President-Finance, Chief
                                          Financial Officer and Treasurer






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                                  EXHIBIT INDEX

  Exhibit
    No.                      Description
    ---                      -----------

     2 Agreement and Plan of Merger, dated as of October 26, 1998, by and among Trans World Entertainment Corporation, CAQ Corporation and Camelot Music Holdings, Inc. -- incorporated by reference to Exhibit
          2.1 to Trans World's Registration Statement on Form S-4, Registration No. 333-75231, as filed on March 29, 1999, as amended by Amendment No. 1 on Form S-4/A as filed on March 30, 1999.

     4.1  Restated Certificate of Incorporation -- incorporated by reference to
          Exhibit 3.1 to Trans World's Annual Report on Form 10-K for the fiscal year ended January 29, 1994. Commission File No. 0-14818.

     4.2 Certificate of Amendment to the Certificate of Incorporation -- incorporated by reference to Exhibit 3.1 to Trans World's Quarterly Report on Form 10-Q for the fiscal quarter ended October 29, 1994. Commission File No. 0-14818.

     4.3 Certificate of Amendment to the Certificate of Incorporation -- incorporated by reference to Exhibit 3.4 to Trans World's Annual Report on Form 10-K for the fiscal year ended January 31, 1998. Commission File No. 0-14818.

     4.5  Certificate of Amendment to the Certificate of Incorporation.

     99.1 Press Release dated April 22, 1999.




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